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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): June 13, 2007

                            EXLSERVICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    001-33089                 82-0572194
 (State or other jurisdiction    (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)


                                 350 PARK AVENUE
                            NEW YORK, NEW YORK 10022
                    (Address of principal executive offices)


                                 (212) 277-7100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02     DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
              DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
              ARRANGEMENTS OF CERTAIN OFFICERS.

              On June 13, 2007, Mr. Rohit Kapoor, who is currently the President of ExlService Holdings, Inc. (the "Company"), took on the additional role of Chief Operating Officer of the Company.

              Information regarding Mr. Kapoor's business experience and any related person transactions between Mr. Kapoor and the Company can be found in the Company's Definitive Proxy Statement with regard to its 2007 Annual Meeting of Stockholders, which Definitive Proxy Statement was filed with the Securities and Exchange Commission on April 25, 2007.

Item 7.01     REGULATION FD DISCLOSURE.

              On June 18, 2007, the Company issued a press release announcing the results of its 2007 Annual Meeting of Stockholders, which was held on June 13, 2007. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (d)

         EXHIBIT NO.       EXHIBIT
         -----------       -------
         99.1              Press Release, dated June 18, 2007




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EXLSERVICE HOLDINGS, INC.
                                         (Registrant)



Date:  June 18, 2007                 By: /s/ Amit Shashank
                                         -----------------------------------
                                         Name:   Amit Shashank
                                         Title:  Vice President, General Counsel
                                                 and Corporate Secretary



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                                 EXHIBIT INDEX


         EXHIBIT NO.       EXHIBIT
         -----------       -------
         99.1              Press Release, dated June 18, 2007